Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline’s New Drilling at the Eureka Gold Project

Significantly Expands the Water Well Zone

Coeur d’Alene, Idaho – October 27, 2021 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) announced today initial results from the 2021 drilling program at its 100%-controlled Eureka Project in Nevada. The Company commenced the program in July 2021, and recently resumed drilling after a ten-week hiatus due to lack of drill availability. These results are from the first five reverse circulation (RC) holes, comprising approximately 1,410 meters (4,626 feet). Timberline expects to complete at least an additional 5,200 meters (17,060 feet) of drilling before the end of December.

The first three (3) of these RC holes (BHSE-193 – 195) were step-outs that tested the extent of the Water Well Zone (WWZ), which is immediately east of the Company’s Lookout Mountain gold resource (Figure 1). Each of the three new drill holes in the WWZ intersected a significant thickness of gold mineralization at the base of the Dunderberg Shale, where it was expected to occur. These results have grown the WWZ appreciably, more than doubling the surface projection “footprint” of the gold mineralization.

The most significant new intercepts in these holes include:

•10.67 meters (m) at 2.36 grams per tonne (g/t) gold from 301.8m depth in BHSE-194;

oincluding 6.01m at 2.98 g/t gold;

•16.76m at 1.74 g/t gold from 257.6m depth in BHSE-195;

oincluding 3.05m at 4.56 g/t gold;

•19.81m at 1.38 g/t gold from 248.4m depth in BHSE-193.

At present, one reverse circulation drill continues work at the WWZ and Oswego Targets. The new core drilling contractor has begun mobilizing onto the Eureka Project.

Patrick Highsmith, Timberline’s President and CEO commented, “These new results are significant because they confirm an expanded footprint for this new zone of mineralization that remains open in three directions. Our 3D modeling of the Lookout Resource and the nearby targets has demonstrated that we can predict the stratigraphy much better now. The WWZ was right where we expected to encounter it. Now we are focused on developing our understanding of the controls on the +3 g/t gold mineralization that is present in every hole in the Water Well Zone so far. This is just the beginning of the 2021 drill program, so we expect to add several more holes into this new and growing zone of mineralization.”

Two additional holes tested other targets farther southwest. BHSE-197 was collared near the southwest corner of the historic Lookout Pit, and it intersected numerous intervals of low-grade gold mineralization and one significant interval of 7.62m at 0.82 g/t gold from 141.7m depth.

Figure 1 - Lookout Mountain Resource Area and Nearby Targets

RL
N
E
Timberline
RESOURCES
Eureka Project
Index Map
Lookout
Mountain
2000
0
2000 m
Water Well
Zone
High-grade Au
drill intercepts
>= 8 g/t
BHSE-194
BHSE-195
BHSE-197
BHSE-196
BHSE-193
W
N
E
S
>= 3 g/t
Oswego
85.7m @
12.38 g/t Au
Gold Resource
508K M&I
141K Inf
IP Inversion
(20 msec)
Lookout Mtn Drill Holes
2021 Complete
2021 Planned
2020 Complete
Section Lines
W-E: Cross Section
S-N: Long Section
500
0
500m

BHSE-196 was an exploration hole testing a new target well away from known mineralization. Other than narrow intervals of anomalous gold, it did not intercept significant mineralization.

Geology and Potential of the Water Well Zone

The WWZ is a downdip extension of the Lookout Mountain mineralization that was discovered by Timberline in 2015 (see Company news release dated February 14, 2015). Prior to this program,

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Timberline drilling has intercepted the zone six times, but two of the holes were at the margins or in a fault-attenuated interval (Table 1). The new drill holes in the zone are consistent with previously reported mineralization in thickness and in grade, and they extend the zone approximately 220m to the north-northeast and 150m to the northwest.

The WWZ has been a focus of considerable work in 2020 and 2021 because the gold grades are higher than the Lookout Mountain Resource, including a high-grade intercept from drill hole BHSE-187 reported in January 7, 2021. Seven holes passed through the entire thickness of the WWZ host horizon. In those holes, it averaged 18.9m thick with an average gold grade of 2.22 g/t. There were several intervals within those holes ranging from 3 to 7.7m thick in which the gold grade was higher than 4.5 g/t. The expanded footprint of the zone, if demonstrated to have continuity, has the potential to significantly grow the Lookout Mountain Resource.

Table 1 - Summary of Drillhole Intercepts in the Water Well Zone (2015 - 2021)

Significant intercepts based on a cutoff grade of 0.5 g/t Au

Drill Hole	Azimuth (°)	Inclination (°)	From (m)	To (m)	Interval* (m)	Gold (g/t)	Oxide/Sulfide
BH06-04**	0	-90	271.9	275.8	4.0	2.19	sulfide
BHSE-152**	0	-90	312.4	317.0	4.6	4.72	sulfide
BHSE-171	0	-90	301.8	323.1	21.3	2.98	sulfide
			including		6.1	5.55	sulfide
BHSE-172	276	-81	272.8	286.4	13.6	3.59	sulfide
			including		7.7	5.01	sulfide
BHSE-173	239	-80	286.5	306.3	19.8	2.29	sulfide
BHSE-187	0	-90	265.2	297.2	32.0	1.71	sulfide
			including		7.6	4.49	sulfide
BHSE-193	0	-90	248.4	268.2	19.8	1.38	sulfide
			including		4.6	2.10	sulfide
BHSE-194	0	-90	301.8	312.4	10.7	2.36	sulfide
			including		4.6	3.20	sulfide
BHSE-195	0	-90	257.6	272.8	15.2	1.87	sulfide
			including		3.0	4.56	sulfide

Avg Drilled Thickness at Weighted Average Grade***					18.9	2.22

italics - diamond core hole (BH06-04 and BHSE-172)

underlined – new results reported in this news release.

* - drillhole thickness, believed to be close to true thickness, but true thickness is not yet known.

** - incomplete drill testing of WWZ target horizon

*** - calculated average drill intercept of holes passing through the entire WWZ (bold intercepts)

The WWZ occupies a favorable horizon at the basal contact of the Dunderberg Shale with the Hamburg Dolomite (Figure 2). At this horizon, Timberline geologists have noted significant multi-staged collapse brecciation that likely accounts for the development of porosity and permeability. The mineralizing fluids exploited this horizon, evidenced by associated intense silicification, sulfidation, and carbonaceous replacement. The resulting jasperoid contains abundant fine sooty pyrite and oftentimes, the arsenic sulfide minerals orpiment and realgar. The shale and limestone above the gold mineralization often demonstrate calcite veining that passes into zones of argillic alteration. The dolomite below the contact is usually pervasively oxidized, weakly mineralized and decalcified and, in many areas, completely “sanded” by removal of all interstitial calcite. Jasperoid is present as irregular pods and masses of

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silicification along the contact with the Dunderberg Shale, replacing beds and forming locally cross-cutting veins and veinlets.

The heart of the Lookout Mountain resource occurs in the Dunderberg Shale near an easterly dipping fault termed the Highwall Fault. As the rock units also dip to the east, the mineralization in the WWZ is downdip of the main resource. From the cross-sectional view, the WWZ is open downdip to the east and it will likely tie into the main resource area updip to the west, but more drilling is needed. The Dunderberg host horizon is well understood and the 2021 drilling has successfully intercepted mineralization approximately where expected. However, the controls on the higher-grade gold in the WWZ are not yet understood. There are numerous faults crossing the area, forming a graben to the east that also hosts a large IP chargeability anomaly (Figures 1 and 2). More drilling is needed to infill the WWZ and test various targets that may host the higher-grade part of the system.

Figure 2 - Cross Section through Lookout Mountain Resource and Water Well Zone

Timberline RESOURCES
Lookout Mountain Block Model 508K oz M&I 141K oz Inf
2500m RL
2500m RL
586250E
586750E
Jasperoid breccia
Ch
Dn
Water Well Zone Drill Holes
Qa
Cw
Og
BHSE-187
BHSE-172
BHSE-173
BHSE-194
BHSE-152
BHSE-171
Cd
Cw
Cd
Cs
Water Well Gold Zone
2000m
Cg
Slm
Ratto Canyon Fault
Oeh
100 0 100m
Au (g/t)
0.10 to 0.15
0.15 to 0.50
0.50 to 1.37
1.37 to 2.74
2.74 to 8.75
>= 8.75
Stratigraphy
Qa-Quaternary alluvium
Jasperoid/Chalcedony
Volcanics
Dn - Nevada Fm
Slm - Lone Mtn Dolomite
Oeh - Eureka Qtzite/HC
Og - Goodwin Fm
Cw - Windfall Fm
Cd - Dunderberg Shale
Ch - Hamburg Dolomite
Cs - Secret Canyon Shale
586250E
586750E

A north-south long section view of the WWZ is shown in Figure 3. In this perspective, the drilled intercepts of the WWZ now span approximately 220 meters from south to north, more than double the long axis of the mineralization defined by the 2020 drilling. And the WWZ mineralization remains open to the north and south. The remainder of the 2021 drill program includes several holes testing the zone to the north, south, and west. At least two of the remaining holes in the area are planned to be drilled with core.

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The gold mineralization in the WWZ is consistent with the geochemistry of Carlin-type gold deposits. It is generally highly enriched in arsenic, antimony, and thallium, but it is low in silver and only weakly enriched in zinc and lead. Mineralization is also very consistent once passing into the WWZ, rarely including gold grades of individual samples below 1.0 g/t.

Drilling Details

The current drill program will make use of both reverse circulation and diamond core drilling, but approximately 60% of the meterage will be RC drilling. Timberline has engaged a specialist drilling consultant to assist with contract negotiation, consumables, drilling muds, support equipment, and sampling procedures. The details of the first five holes are included in Table 2.

Figure 3 - Long Section through Water Well Zone Looking West

2500m RL
2500m RL
4363000N
4363500N
Timberline
RESOURCES
S
N
BH06-04
BHSE-194
BHSE-187
BHSE-193
BHSE-195
Qa
Cw
Cd
Ch
Cs
BHSE-173
BHSE-172
BHSE-171
-152
open
open
2000m RL
2000m RL
Water Well
Gold Zone
black, silica-
sulfide breccia
Au (g/t)
0.10 to 0.15
0.15 to 0.50
0.50 to 1.37
1.37 to 2.74
2.74 to 8.75
>= 8.75
200
0
200m
See Figure 2
for Legend

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Table 2 - Details for Initial Five RC Holes of 2021 Eureka Project Drill Program

Drillhole	Inclination (degrees)	Easting (meters)	Northing (meters)	Total Depth* (meters)	Estimated Step-out** (meters)
BHSE – 193	-90	586,378	4,363,118	342.9	70
BHSE – 194	-90	586,444	4,363,054	341.4	150
BHSE – 195	-90	586,467	4,363,148	281.9	120
BHSE – 196	-90	585,825	4,362,536	227.1	n/a
BHSE – 197	-90	586,013	4,362,867	216.4	n/a
* Drilling and sampling conducted in feet. Intervals are converted from feet to meters for reporting. ** Approximate distance from collar location to northernmost WWZ drill intercept

The sample recovery during the RC drilling program to date has been very good, and the gold grades have compared well between field duplicates, with few exceptions. Most of the drilling at the Water Well Zone is below the water table, so there is the possibility for loss of fine-grained material during RC drilling, which has been shown to under-report gold grade in other studies of RC drilling in Nevada. For this reason, Timberline will be targeting more diamond core holes into the heart of the WWZ during November and December.

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance

Collection of reverse circulation samples was completed under the supervision of a Company representative. Personnel from Timberline or the drilling contractors transported the samples to Timberline’s secure Eureka facility, from which the samples were picked up by personnel from ALS USA Inc. (ALS) for sample preparation in Elko, Nevada. Quality control was monitored by the insertion of numerous blind certified standard reference materials, field duplicates, and blanks into each sample shipment. Drill samples were assayed by ALS for gold by fire assay of a 30-gram charge with an AA or ICP-ES finish (ALS code Au-AA23). The overlimits for gold samples assaying above 10 g/t were determined by a 30-gram fire assay with gravimetric finish. In addition, gold mineralized samples were submitted for multi-element analysis (33 elements) by four-acid digestion and ICP-ES determination (code ME-ICP61).

Steven Osterberg, Ph.D., P.G., Timberline’s Vice President Exploration, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release. Dr. Osterberg is not independent of the Company as he is an officer.

About Timberline Resources

Timberline Resources Corporation is focused on delivering high-grade Carlin-Type gold discoveries at its district-scale Eureka Project in Nevada. The Eureka Property includes the historic Lookout Mountain and Windfall mines in a total property position of approximately 24 square miles (62 square kilometers). The Lookout Mountain Resource was reported in compliance with Canadian NI 43-101 in an Updated Technical Report on the Lookout Mountain Project by Mine Development Associates, Effective March 1, 2013, filed on SEDAR April 12, 2013 (see Cautionary Note to US Investors below).

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Resource Category	Tonnage (million short tons)	Grade (oz/ton)	Grade (grams/tonne)	Contained Au (troy oz)
Measured	3.04	0.035	1.2	106,000
Indicated	25.90	0.016	0.6	402,000
Inferred	11.71	0.012	0.41	141,000

The Company is also operator of the Paiute Joint Venture Project with Nevada Gold Mines in the Battle Mountain District. These properties lie on the prolific Battle Mountain-Eureka gold trend. Timberline also controls the Seven Troughs Project in northern Nevada, which is one of the state's highest-grade former gold producers. Timberline controls over 43 square miles (111 square kilometers) of mineral rights in Nevada. Detailed maps and mineral resources estimates for the Eureka Project and NI 43-101 technical reports for its projects may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

On behalf of the Board of Directors,

“Patrick Highsmith”

President and CEO

Tel:   208-664-4859

Cautionary Note to U.S. Investors: The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource,” as used on Timberline’s website and in its news releases are Canadian mining terms that are defined in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”). These Canadian terms are not defined terms under United States Securities and Exchange Commission (“SEC”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC by U.S. registered companies.  The SEC permits U.S. companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. Accordingly, note that information describing the Company’s “mineral resources” is not directly comparable to information made public by U.S. companies subject to reporting requirements under U.S. securities laws. U.S. investors are urged to consider closely the disclosure in the Company’s Form 10-K which may be secured from the Company, or online at http://www.sec.gov/edgar.shtml.

Forward-looking Statements: Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, the footprint and continuity of mineralization, the growth of resources, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend", “growth opportunity” and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-K for the year ended September 30, 2020. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

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